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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of USDATA Corporation for the 1994 Equity Compensation Plan of our report dated February 11, 1998, appearing on page F-1 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP

Dallas, Texas
March 30, 1998